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                                                                    Exhibit 23.1

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT

We consent to the incorporation by reference in the Registration Statement of Atari, Inc. on Form S-8 of our report dated June 11, 2004 appearing in this Annual Report on Form 10K of Atari, Inc. for the year ended March 31, 2004.

New York, New York
June 11, 2004